UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2011

Macquarie Equipment Leasing Fund, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-154278	26-3291543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Franklin St., 17th Floor, Suite 1700, Boston, MA		02110
(Address of principal executive offices)		(Zip Code)
(617) 457-0645
(Registrant's telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

Macquarie Equipment Leasing Fund, LLC published a press release dated March 14, 2011 announcing its purchase of a 2002 Bombardier CRJ-700ER regional jet aircraft.  A copy of the press release is furnished herewith as Exhibit 99.1

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE EQUIPMENT LEASING FUND, LLC

Date: March 14, 2011	By: /s/ David Fahy David Fahy President of the Manager

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 14, 2011

Macquarie Group of Companies                                                                                                                                                                                                                                                  Exhibit 99.1

eMedia Release

Macquarie Equipment Leasing Fund, LLC

RECENT TRANSACTION – ACQUISITION OF A BOMBARDIER CRJ-700ER REGIONAL JET
AIRCRAFT

BOSTON, March 14, 2011 - Macquarie Equipment Leasing Fund, LLC (“the Fund”) announces that on March 12, 2011 it purchased a 2002 Bombardier CRJ-700ER regional jet aircraft (“the

Aircraft”). The Aircraft is fitted with two General Electric jet engines and has a maximum range with 70 passengers of 1,732 nautical miles. The Aircraft is on lease until April, 2014 to an airline which is wholly owned by the Government of India and is used by the airline for its domestic routes in India. The Fund paid a purchase price of approximately $9.2 million for the Aircraft.

Rentals will be paid to the Fund monthly in U.S dollars. At the end of the lease term, the lessee may return or continue to rent the Aircraft.

The Fund is managed by Macquarie Asset Management Inc. (MAMI), a wholly owned Macquarie

Group entity. The offering is being made only by means of a prospectus, copies of which may be obtained from Macquarie Capital (USA) Inc., the dealer-manager for the offering, at:

Macquarie Capital (USA) Inc.

125 West 55th Street, 22nd Floor

New York, NY 10019

(866-965-7622)

A registration statement relating to the limited liability company shares was declared effective by the Securities and Exchange Commission on June 19, 2010. This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About MAMI / Macquarie Group

Macquarie Asset Management Inc. (MAMI) is a part of Macquarie’s Corporate and Asset

Finance Group, which employs over 900 employees located in North America, Europe, Asia and

Australia / New Zealand.

Macquarie Group is a diversified international provider of banking, financial, leasing, advisory and investment services. Macquarie has assets under management of approximately $324 billion (as at September 30, 2010) and operates in more than 70 locations across 28 countries

(as of December 31, 2010).

For further information, please contact:

Stephen Yan Corporate Communications, Macquarie Group Tel: +1 212 231 1310 Email: stephen.yan@macquarie.com